August 25, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Form N-CSR
     John Hancock Financial Trends Fund, Inc. (the "Registrant")

     File Nos. 811-57347

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending June 30, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,

/s/Alfred P. Ouellette
Alfred Ouellette
Attorney and Assistant Secretary



ITEM 1.  REPORT TO SHAREHOLDERS.

JOHN HANCOCK
Financial Trends Fund, Inc.

6.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Franklin C. Golden, Chairman of John Hancock Financial Trends Fund, Inc. flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 10

For your information
page 21


Dear Fellow Shareholders,

The stock market proved choppy in the first half of 2004 and advanced only modestly. A strong economy, stronger-than-expected employment growth and vibrant corporate earnings growth bolstered investor confidence. Offsetting these positives, and keeping a lid on market gains, however, were concerns about terrorism and Iraq, higher oil prices and the expectation that interest rates would soon rise. As a result, the broad market, as measured by the Standard & Poor's 500 Index, returned 3.44% in the first half of 2004.

On the following pages, portfolio manager Jim Schmidt writes that financial stocks as a group fell slightly short of the market's return because of concerns about higher interest rates' impact on financial company earnings. Even though financials underperformed, we are pleased to report that John Hancock Financial Trends Fund, Inc. produced results slightly ahead of the market, returning 3.52% at net asset value.

On the regulatory front, there were further developments during the period regarding mutual funds. Specifically, the Securities and Exchange Commission passed rules that, among other things, require all mutual funds to have independent chairmen and to have 75% of fund seats filled with independent directors. We want to remind our shareholders that your fund has fulfilled the 75% rule since its inception in 1989 and has met the independent chairman rule since 1991.

Closer to home, John Hancock Financial Services, Inc.-- the parent company of John Hancock Funds-- was acquired by Manulife Financial Corporation on April 28, 2004. With the acquisition came a change in executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb stepped down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC to pursue personal interests, and James A. Shepherdson was named her replacement. Jamie has been in the investment business for more than 25 years, most recently as President of Retirement Services at John Hancock Financial Services. Your Board of Directors has already begun to work with him in a very constructive way. We want to assure you, however, that these changes have not distracted us from our focus on protecting your interests in this challenging market and regulatory environment.

Sincerely,

/S/ FRANKLIN C. GOLDEN

Franklin C. Golden,
Chairman of John Hancock Financial Trends Fund, Inc.

This commentary reflects the chairman's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation with
current income as
a secondary objec-
tive by investing
at least 80% of its
assets in stocks of
U.S. and foreign
financial services
companies of
any size.

Over the last six months

* The stock market advanced only slightly amid concerns about rising rates and geopolitical issues.

* Financial stocks slightly underperformed the market on fears that rising rates would hurt earnings.

* The Fund's large stake in banks, where merger activity boosted the group, helped it outperform its benchmark index and peers.

[Bar chart with heading "John Hancock Financial Trends Fund, Inc." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The bar represents the 3.52% total return for the Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

 3.2%   SouthTrust Corp.
 2.9%   Bank of America Corp.
 2.9%   Wells Fargo & Co.
 2.8%   Citigroup, Inc.
 2.6%   U.S. Bancorp
 2.4%   National Commerce Financial Corp.
 2.3%   MBNA Corp.
 2.2%   Merrill Lynch & Co., Inc.
 2.2%   State Street Corp.
 2.1%   Hartford Financial Services Group, Inc. (The)

As a percentage of net assets on June 30, 2004.

BY JAMES K. SCHMIDT, CFA, AND LISA A. WELCH, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Financial Trends Fund, Inc.

James J. McKelvey, previously a member of the Fund's portfolio management team, recently left John Hancock Advisers, LLC to pursue other opportunities.

The stock market made little headway in the first half of 2004, as investors were buffeted by the positive news of a strengthening economy and solid corporate profits on one hand, and by a list of growing concerns on the other. These included rising oil prices, terrorism and Iraq, a feared slowdown in the Chinese economy, and rising fears that with the strong U.S. economy the Federal Reserve Board would begin to hike interest rates sooner than expected to keep inflation in check. It did just that on June 30, raising a key short-term rate for the first time in four years by one quarter percentage point, from 1% to 1.25%. In this environment, the broad stock market, as measured by the Standard & Poor's 500 Index, advanced only modestly, returning 3.44% for the six months ended June 30, 2004.

"The stock market
 made little headway
 in the first half
 of 2004..."

Financial stocks were lifted at the beginning of the period by heightened bank merger speculation on the heels of the giant merger last October between FleetBoston and Bank of America. The group was further bolstered by a string of additional mergers in early 2004. But financial stocks wound up slightly underperforming the broad market in the period because investors view them as especially sensitive to rising interest rates. As a rate hike became increasingly certain and increasingly near, invest ors sold off the group. For the six-month period, the S&P 500 Financials Index returned 2.38%.

FUND PERFORMANCE

For the six months ended June 30, 2004, John Hancock Financial Trends
Fund, Inc. outperformed both its index and its peers, posting a total return of 3.52% at net asset value, compared with the 2.39% return of the average open-end financial services fund, according to Lipper, Inc.

[Photos of Jim Schmidt and Lisa Welch flush right at top of page.]

MERGERS BOOST BANKS

The Fund's large stake in banks was the main reason the Fund outperformed its benchmark index and Lipper financial group. Banks that were involved in mergers were some of our best contributors to performance. Bank One Corp.'s stock did well after its announced acquisition by J. P. Morgan Chase, whose stock also rose, as the market liked the low-premium deal and believed managements' arguments about the companies' synergies. SouthTrust was one of our best performers following its announced acquisition by Wachovia, and National Commerce's stock also rose nicely after its announced takeout by SunTrust.

This increased merger activity reverses the trend of recent years, where market conditions caused a falloff that reached its low point in 2002. We believe the activity level will remain higher than it was, but not return to the frenetic pace, or pricing levels, of 1997 and 1998. The current merger renaissance reaffirms two of our theses: that banks perceive there to be value in bank branch networks and that there are still too many banks -- currently 8,000 -- that will inevitably consolidate to a more workable level of 4,000 nationwide.

"...many insurance compa-
 nies rebounded in the
 period and produced some
 of the financial sector's
 best results."

Several of our small-bank holdings also performed well for company specific reasons. Pinnacle Financial Partners has experienced tremendous growth in the last several years and long-time favorite Seacoast Banking Corp. of Florida saw its stock bounce back after a weak fourth quarter.

A WORD ABOUT INTEREST RATES

In this period, the increasing likelihood of a Fed rate hike hurt financial stocks as the knee-jerk reaction of investors was that rising rates would be a detriment to earnings. We continue to believe that the relationship between interest rates and banks is more complicated and nuanced than the market believes. Commercial banks have improved their ability to maintain stable margins as rates change and indeed many banks would see net interest income benefit from a 50 basis point increase in the fed funds rate. We have studied the relationship between interest rates and the performance of banks and other financials in great detail, and have found that there is relatively little correlation.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks--Regional 41%, the second is Banks--
Superregional 17%, the third is Broker services 7%, the fourth is Insurance--Multi-line 6% and the fifth is Mortgage & RE services 5%.]

INSURANCE REBOUNDS

After several tough years, many insurance companies rebounded in the period and produced some of the financial sector's best results. Reinsurers did well, benefiting from a favorable pricing environment. RenaissanceRe Holdings has taken advantage of this pricing cycle while maintaining superior underwriting skills. Life insurance companies, such as Fund holdings Prudential Financial and Hartford Financial Services Group, benefited from the stock market's 2003 rebound, which boosted sales of their variable annuity products, and from the strong performance of high yield bonds, which make up a sizable portion of their investment portfolios. Property and casualty giant American International Group also served us well as it rebounded from last year's struggles with headline issues and a large charge it had taken against its reserves.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments & other 1%.]

BROKERS, ASSET MANAGERS,
CONSUMER FINANCE

Investment bankers and brokers were disappointments. Despite stronger-than-expected earnings from strength in fixed-income, equities, merger advisory and trading activity, the market's reaction was tepid. Fears of rising interest rates, uncertain recurring revenues and volatile earnings kept results mixed. Two of our bigger detractors were Merrill Lynch and Goldman Sachs. Asset managers that managed to stay out of the mutual fund trading scandals were the clear winners in the group, including Legg Mason. Consumer finance stocks did well as consumer lending remained robust and credit costs fell, to the benefit of Fund holdings Countrywide Financial and CIT Group.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Pinnacle Financial followed by an up arrow with the phrase "Fast-growing Nashville bank." The second listing is SouthTrust followed by an up arrow with the phrase "Sells to Wachovia." The third listing is Merrill Lynch followed by a down arrow with the phrase "Brokers underperform."]

OUTLOOK

We continue to be optimistic about the prospects for financial stocks. We favor those companies with leverage to an economic and market recovery. We like the prospects for the brokerage and selected life insurance names, as well as asset managers -- although the mutual fund scandals are a wildcard for some in the group. We believe that the large, diversified banks will perform well, especially in comparison to the smaller regionals that focus on traditional banking activities. Commercial loan growth remains sluggish, but we think it could pick up later this year. Finally, given our belief that "mergers beget mergers," we believe that merger activity will continue to be strong, especially among banks.

"We favor those companies
 with leverage to an
 economic and
 market recovery."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

 FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 99.15%                                                                                      $72,271,247
(Cost $42,160,049)

Banks -- Regional 41.12%                                                                                   29,970,303
ABC Bancorp.                                                                                   17,900         364,086
Alabama National Bancorp.                                                                       9,000         499,230
BancorpSouth, Inc.                                                                             38,167         859,902
BB&T Corp. +                                                                                   38,382       1,418,982
BOK Financial Corp.*                                                                           26,776       1,051,493
Capital City Bank Group, Inc.                                                                  21,062         833,845
City National Corp.                                                                            18,000       1,182,600
Colonial BancGroup (The), Inc.                                                                 38,112         692,495
Commerce Bancshares, Inc.                                                                      28,940       1,329,648
Commercial Bankshares, Inc.                                                                    35,551         944,590
Compass Bancshares, Inc.                                                                       31,525       1,355,575
First Bancorp. of North Carolina                                                               12,355         413,028
First Charter Corp.                                                                            28,500         621,015
First Horizon National Corp.                                                                   26,580       1,208,593
Hancock Holding Co.                                                                            21,000         610,260
LSB Bancshares, Inc.                                                                           56,512         912,669
M&T Bank Corp.                                                                                 13,500       1,178,550
National Commerce Financial Corp.                                                              53,028       1,723,410
Peoples Banctrust, Co., Inc.                                                                   52,800         747,120
Pinnacle Financial Partners, Inc.*                                                             80,000       1,464,000
Provident Bankshares Corp.                                                                     20,156         581,299
Seacoast Banking Corp. of Florida                                                              69,520       1,455,054
SouthTrust Corp.                                                                               59,790       2,320,450
Southwest Bancorp. of Texas, Inc.*                                                             10,000         441,200
State Street Corp.                                                                             32,000       1,569,280
Summit Bancshares, Inc.                                                                         9,300         270,630
TCF Financial Corp.                                                                            21,000       1,219,050
Trustmark Corp.                                                                                32,000         925,440
Whitney Holding Corp.                                                                          10,200         455,634
Zions Bancorp.                                                                                 21,500       1,321,175

See notes to
financial statements.


6


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Banks -- Money Center 4.42%                                                                                $3,221,800
Bank of New York Co., Inc. (The)                                                               20,000         589,600
Citigroup, Inc.                                                                                44,100       2,050,650
J.P. Morgan Chase & Co.                                                                        15,000         581,550

Banks -- Superregional 17.04%                                                                              12,419,006
Bank of America Corp.                                                                          24,924       2,109,069
Bank One Corp.                                                                                 28,000       1,428,000
Fifth Third Bancorp .                                                                          22,000       1,183,160
National City Corp.                                                                            25,000         875,250
National Financial Partners Corp.                                                               5,630         198,570
PNC Financial Services Group                                                                   22,000       1,167,760
SunTrust Banks, Inc.                                                                            6,292         408,917
U.S. Bancorp.                                                                                  68,500       1,887,860
Wachovia Corp.                                                                                 23,822       1,060,079
Wells Fargo & Co.                                                                              36,700       2,100,341

Broker Services 7.16%                                                                                       5,221,234
Ameritrade Holding Corp.*                                                                      16,500         187,275
Goldman Sachs Group, Inc. (The)                                                                10,700       1,007,512
Lehman Brothers Holdings, Inc.                                                                 13,000         978,250
Merrill Lynch & Co., Inc.                                                                      30,000       1,619,400
Piper Jaffray Cos., Inc.                                                                          625          28,269
Raymond James Financial, Inc.                                                                  52,950       1,400,528

Finance 3.20%                                                                                               2,334,172
CIT Group, Inc.                                                                                17,180         657,822
MBNA Corp.                                                                                     65,000       1,676,350

Insurance -- Brokers 1.31%                                                                                    952,980
Marsh & McLennan Cos., Inc.                                                                    21,000         952,980

Insurance -- Diversified 0.58%                                                                                426,292
Assured Guaranty Ltd. (Bermuda)                                                                25,150         426,292

Insurance -- Life 2.73%                                                                                     1,991,750
AFLAC, Inc.                                                                                    25,000       1,020,250
StanCorp Financial Group, Inc.                                                                 14,500         971,500

Insurance -- Multi Line 5.75%                                                                               4,188,310
American International Group, Inc.                                                             17,000       1,211,760
Hartford Financial Services Group, Inc. (The)                                                  22,000       1,512,280
Prudential Financial, Inc.                                                                     31,510       1,464,270

Insurance -- Property & Casualty 1.65%                                                                      1,204,528
ProAssurance Corp.                                                                             17,615         600,848
XL Capital Ltd. (Class A) (Bermuda)                                                             8,000         603,680

Insurance -- Reinsurance 2.13%                                                                              1,550,900
Axis Capital Holdings Ltd. (Bermuda)                                                           13,000         364,000
RenaissanceRe Holdings Ltd. (Bermuda)                                                          22,000       1,186,900

See notes to
financial statements.


7


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Investment Management 3.42%                                                                                $2,489,697
Affiliated Managers Group, Inc.* +                                                             20,250       1,019,992
Eaton Vance Corp.                                                                               7,500         286,575
Legg Mason, Inc.                                                                               13,000       1,183,130

Mortgage & RE Services 4.82%                                                                                3,512,020
Countrywide Financial Corp.                                                                    12,000         843,000
Fannie Mae                                                                                     17,000       1,213,120
Freddie Mac                                                                                    23,000       1,455,900

Thrifts 3.82%                                                                                               2,788,255
First Financial Holdings, Inc.                                                                 40,500       1,166,805
South Street Financial Corp.                                                                   95,000         945,250
Washington Mutual, Inc.                                                                        17,500         676,200


                                                                             INTEREST
ISSUER, DESCRIPTION, MATURITY DATE                                           RATE              SHARES           VALUE
SHORT-TERM INVESTMENTS 4.74%                                                                               $3,456,635
(Cost $3,456,635)

Cash Equivalents 3.42%
AIM Cash Investment Trust**                                                                 2,466,393       2,466,393


                                                                                            PAR VALUE
                                                                                       (000s OMITTED)
Cash Equivalents 0.00%
Certificates of Deposit in mutual banks                                                            30          30,242

Joint Repurchase Agreement 1.32%
Investment in a joint repurchase agreement transaction
with UBS Warburg, Inc. -- Dated 06-30-04, due
07-01-04 (secured by U.S. Treasury Inflation Indexed
Bonds 3.625% due 04-15-28 and 3.375% due
04-15-32, U.S. Treasury Inflation Indexed Note
2.000% due 01-15-14)                                                         1.300%               960         960,000

TOTAL INVESTMENTS 103.89%                                                                                 $75,727,882

OTHER ASSETS AND LIABILITIES, NET (3.89%)                                                                 ($2,837,374)

TOTAL NET ASSETS 100.00%                                                                                  $72,890,508

See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

 + All or a portion of this security is on loan as of June 30, 2004.

 * Non-income-producing security.

** Represents investment of securities lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $45,616,684)
including $2,417,297 of securities loaned                         $75,727,882
Cash                                                                      992
Receivable for investments sold                                       225,315
Dividends and interest receivable                                     144,673

Total assets                                                       76,098,862

LIABILITIES
Payable for investments purchased                                     682,438
Payable upon return of securities loaned                            2,466,393
Payable to affiliates
Management fee                                                         31,567
Administration fee                                                      7,285
Other payables and accrued expenses                                    20,671

Total liabilities                                                   3,208,354

NET ASSETS
Capital paid-in                                                    40,212,716
Accumulated net realized gain on investments                        2,130,515
Net unrealized appreciation of investments                         30,111,198
Accumulated net investment income                                     436,079

Net assets                                                        $72,890,508

NET ASSET VALUE PER SHARE
Based on 3,993,124 shares outstanding --
50 million shares authorized with par value of
$0.001 per share.                                                      $18.25

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                            $773,679
Interest                                                                2,965
Securities lending                                                      1,854

Total investment income                                               778,498

EXPENSES
Investment management fees                                            228,635
Directors' fees                                                        53,628
Administration fees                                                    52,762
Professional fees                                                      34,063
Miscellaneous                                                          17,711
Printing                                                               10,627
Custodian fees                                                          9,966
Transfer agent fees                                                     7,950
Securities lending fees                                                    45

Total expenses                                                        415,387

Net investment income                                                 363,111

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    1,818,267
Change in net unrealized appreciation
(depreciation) of investments                                         302,285

Net realized and unrealized gain                                    2,120,552

Increase in net assets from operations                             $2,483,663

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
since the end of
the  previous
period. The dif-
ference reflects
earnings less
expenses, any
investment
gains and losses
and distribu-
tions, if any, paid
to shareholders.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                 12-31-03       6-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                            $667,255      $363,111
Net realized gain                               5,079,972     1,818,267
Federal income tax on gain retained            (1,552,304)           --
Change in net unrealized
appreciation (depreciation)                    11,661,603       302,285

Increase in net assets
resulting from operations                      15,856,526     2,483,663

Distributions to shareholders
From net investment income                       (637,841)           --
From net realized gain                         (2,293,516)           --
                                               (2,931,357)           --
From Fund share transactions                      116,711            --

NET ASSETS
Beginning of period                            57,364,965    70,406,845

End of period 2                               $70,406,845   $72,890,508

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Includes accumulated net investment income of $72,968 and $436,079, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                12-31-99    12-31-00    12-31-01    12-31-02    12-31-03     6-30-04 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $23.97      $18.16      $16.58      $15.67      $14.39      $17.63
Net investment income 2                         0.35        0.39        0.22        0.16        0.17        0.09
Net realized and unrealized
gain (loss) on investments                     (3.49)       0.72        1.49       (0.66)       3.81 3      0.53
Total from
investment operations                          (3.14)       1.11        1.71       (0.50)       3.98        0.62
Less distributions
From net investment income                     (0.35)      (0.38)      (0.24)      (0.16)      (0.16)         --
From net realized gain                         (2.32)      (2.31)      (2.38)      (0.62)      (0.58)         --
                                               (2.67)      (2.69)      (2.62)      (0.78)      (0.74)         --
Net asset value,
end of period                                 $18.16      $16.58      $15.67      $14.39      $17.63      $18.25
Per share market value,
end of period                                 $15.50      $13.69      $13.17      $12.36      $18.40      $15.42
Total return
at market value (%)                           (18.94)       5.02       14.41       (0.25)      58.66      (16.20) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    $72         $66         $62         $57         $70         $73
Ratio of expenses
to average net assets (%)                       1.05        1.12        1.23        1.16        1.20        1.17 5
Ratio of net investment income
to average net assets (%)                       1.52        2.35        1.23        1.04        1.04        1.02 5
Portfolio turnover (%)                            14          23          53          42          26           5

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Based on the average of the shares outstanding.

3 Net of federal income taxes of $0.39 per share for the year ended
  December 31, 2003, on net long-term capital gains retained by the Fund.

4 Not annualized.

5 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Financial Trends Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase
agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advis ers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2004, the Fund loaned securities having a market value of $2,417,297 collateralized by cash in the amount of $2,466,393. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment com pany" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date.

During the year ended December 31, 2003, the tax character of distributions paid was as follows: ordinary income $965,213 and long-term capital gains $6,401,298; of this amount $4,435,154 is deemed distributions. The Fund has the option and has chosen to retain and pay the applicable federal income tax of $1,552,304 on its net long-term capital gains incurred during the year ended December 31, 2003. The long-term gain net of federal income tax amounting to $2,882,850 has been reclassified to capital paid-in, as of December 31, 2003.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Investment
management and
administration fees
and transactions
with affiliates

The Fund has an investment management contract with the Adviser, under which the Adviser furnishes office space, furnishings and equipment and provides the services of persons to manage the investment of the Fund's assets and to continually review, supervise and administer the Fund's investment program. Under the investment management agreement the Fund pays a monthly management fee to the Adviser at an annual rate of 0.65% of the Fund's average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund's average weekly net asset value in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services required by the Fund. The Fund pays a monthly administration fee to the Adviser at an annual rate of 0.15% of the Fund's average weekly net asset value, or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its Officers nor to any Director who may be employed by an affiliate of the Fund. Certain Officers or Directors of the Fund are Officers of the Adviser.

NOTE C
Fund share transactions

This listing illustrates the distributions reinvested, reclassifications of net long-term capital gains and capital accounts, and number of Fund common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.


                                 YEAR ENDED 12-31-03          PERIOD ENDED 6-30-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
Beginning of period        3,986,504     $37,213,160     3,993,124     $40,212,716
Distributions reinvested       6,620         116,711            --              --
Reclassification of net
long-term capital gains
(net of federal income
tax of none & $1,552,304)         --       2,882,850            --              --
Reclassification of
capital accounts                  --              (5)           --              --
End of period              3,993,124     $40,212,716     3,993,124     $40,212,716

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. govern ment, during the period ended June 30, 2004, aggregated $3,490,053 and $4,424,366, respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes, was $45,621,872. Gross unrealized appreciation and depreciation of investments aggregated $30,154,560 and $48,550, respectively, resulting in net unrealized appreciation of $30,106,010. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

INVESTMENT
OBJECTIVE AND
POLICY

The Fund's primary investment objective is long-term capital appreciation. It's secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% (65% prior to January 25, 2002) of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities, and as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund's investment policy of investing at least 80% of "assets" in equity securities, "assets" is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund's current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: "Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector."

REPURCHASE
AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

BY-LAWS

In January, 2003, the Board of Directors adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Director. The advance notice provisions in the by-laws require shareholders to notify the

Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by Mellon Investor Services (the "Plan Agent") in shares of the Fund's common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Share holders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating shareholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

FOR YOUR
INFORMATION


DIRECTORS

Franklin C. Golden
Robert G. Freedman
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware, III

OFFICERS

Franklin C. Golden
Chairman

Barry H. Evans
President

Barry H. Evans
Vice President

Lisa A. Welch
Vice President

Robert E. Gramer
Treasurer

Susan S. Newton
Corporate Secretary

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND REGISTRAR

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

INDEPENDENT
DIRECTORS' COUNSEL

Kilpatrick Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

FUND COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed Nasdaq Symbol: JHFT

For shareholder assistance
refer to page 19


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   Mellon Investor Services
                                  85 Challenger Road
                                  Overpeck Centre
                                  Ridgefield Park, NJ 07660

Customer service
representatives                   1-800-852-0218

Portfolio commentary              1-800-344-7054

24-hour automated information     1-800-843-0090

TDD Line                          1-800-231-5469

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com

---------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
---------------

PT0SA  6/04
       8/04

 ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Trends Fund, Inc.

By:
    ------------------------------
    Barry H. Evans
    President

Date:    September 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
    ------------------------------
    Barry H. Evans
    President

Date:   September 1, 2004

By:
    ------------------------------
    Robert E. Gramer
    Treasurer

Date:    September 1, 2004